Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No.1 to the Quarterly Report on Form 10-Q of iBio, Inc. (the “Company”) for the quarterly period ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Felipe Duran, Interim Chief Financial Officer (Principal Financial Officer) of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 19, 2023	/s/ Felipe Duran
Felipe Duran
Interim Chief Financial Officer
(Interim Principal Financial Officer)